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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

KRAFT FOODS INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification No.)
Three Lakes Drive, Northfield, Illinois (Address of principal executive offices)		60093-2753 (Zip Code)
Registrant's telephone number, including area code: (847) 646-2000
(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

    99.1.    Earnings Release dated January 27, 2004 (furnished pursuant to Item 12).

Item 12.    Results of Operations and Financial Condition.

        On January 27, 2004, Kraft Foods Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
By:	/s/ JAMES P. DOLLIVE
Name: James P. Dollive Title: Executive Vice President and Chief Financial Officer

DATE: January 27, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release dated January 27, 2004.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX